Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Pemex Exploration and Production	12 Months Ended
	Dec. 31, 2024 $ / bbl $ / Mcf	Dec. 31, 2023 $ / uSDPerBbl $ / bbl $ / Mcf	Dec. 31, 2022 $ / bbl $ / uSDPerBbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	63.02	64.08	59.37
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.89	4.79	4.98
Average condensates price (USD per barrel) | $ / bbl	70.21	73.00	64.95
After-tax discount rate	10.86%	9.93%	9.31%
Pre-tax discount rate	16.44%	15.10%	14.27%